                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                 August 18, 1999


                              ORYX TECHNOLOGY CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12680                 22-2115841
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)




                  1100 Auburn Street, Fremont, California 94538
                  ---------------------------------------------
                     (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 492-2080

Item 2.        Acquisition or Disposition of Assets

         On August 18, 1999, pursuant to the terms of an Asset Purchase Agreement dated as of June 1, 1999 by and among Oryx Technology Corp. ("Oryx") and Oryx Advanced Materials Inc. ("OAMI"), Oryx sold to OAMI certain specified assets associated with Oryx' carbon target assembly manufacturing and related materials coating business (the "Materials business") for a cash payment of $400,000 and the assumption of substantially all of the liabilities associated with such business. The Company will retain ownership of approximately $469,000 in accounts receivable balances relating to the Materials business subsequent to the disposition. In addition, Oryx licensed to OAMI certain patents and other technology associated with the purchased assets. OAMI will pay Oryx royalty payments over ten years, with a maximum royalty payment of $2.2 million for the first three years, based on OAMI's gross profits.

Item 7.        Financial Statements and Exhibits

               (a)      Not Applicable.

               (b)      Pro forma financial information

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Balance Sheet

         The following unaudited Pro Forma Condensed Balance Sheet reflects the historical consolidated condensed balance sheet of Oryx Technology Corp. ("Oryx" and together with its subsidiaries, the "Company") at May 31, 1999 adjusted to give effect to the Asset Purchase Agreement dated June 1, 1999, by and between Oryx and Oryx Advanced Materials, Inc. ("OAMI"), whereby Oryx sold to OAMI certain specified assets for a cash payment of $400,000 and the assumption of substantially all of the liabilities associated with such business. In addition, the information presented gives effect to the disposition on February 27, 1998, where Corus Investments Ltd., a Bahamas Company, acquired 8,000,000 shares of the authorized Class A Common Stock of Oryx Instruments and Materials Corporation ("I&M") for a purchase price of $500,000 (the "Sale"). Prior to the Sale, I&M was a wholly owned subsidiary of the Registrant. As part of the Sale, I&M redeemed 8,000,000 of the 10,000,000 shares of Class A Common Stock held by the Registrant for an aggregate redemption price of $1,500,000 payable as follows: (1) $500,000 immediately, (2) $333,333 on February 27, 1999,and (3) $666,667 on February 27, 2000. These two dispositions (collectively referred to as the "I&M Disposition") have been aggregated as they represent the final sale of one business segment.

         The unaudited Pro Forma Condensed Balance Sheet should be read in conjunction with historical financial statements and notes thereto and the narrative sections included elsewhere herein. Because these transactions occurred subsequent to May 31, 1999, actual adjustments and balances will vary from those presented in the Pro Forma Condensed Balance Sheet. However, management believes that any differences between actual adjustments and pro forma adjustments will not have a material effect on the pro forma financial statement.

Pro Forma Condensed Statement of Operations

         The unaudited Pro Forma Condensed Statements of Operations for the three years ended February 28, 1999 and the three months ended May 31, 1999 are based upon the historical condensed consolidated statements of operations of the Company for the respective periods after giving effect to pro forma adjustments described in the notes thereto as if the I&M Disposition had been consummated on March 1, 1996.

         The unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company and the narrative sections included elsewhere herein. The Pro Forma Condensed Statements of Operations are not necessarily indicative of what actual results of operations would have been for the period had the transaction occurred on March 1, 1996 and do not purport to indicate the results of future operations.

                              ORYX TECHNOLOGY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  May 31, 1999
                                   (Unaudited)

                                                                                             Pro Forma
                                                                                             Adjustment
                                                                                             Reflecting
                                                                                                I&M                    Pro Forma
            ASSETS                                                   Historical              Disposition             As Adjusted
                                                                   -------------          ----------------          -------------
Current assets:
  Cash and cash equivalents                                        $  4,544,000           $    400,000 (A)          $  4,944,000
  Accounts receivable, net of allowance for
    doubtful accounts of $118,000                                       469,000                                          469,000
  Inventories                                                           146,000               (146,000)(B)                     -
  Other current assets                                                  371,000                 (6,000)(B)               365,000
                                                                   -------------                                    -------------
    Total current assets                                              5,530,000                                        5,778,000

Property and equipment, net                                             425,000                (34,000)(B)               391,000
Other assets                                                            140,000                                          140,000
                                                                   -------------                                    -------------
                                                                   $  6,095,000                                     $  6,309,000
                                                                   =============                                    =============

              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Capital lease and other short term obligations                   $      5,000                                     $      5,000
  Deferred revenue                                                       78,000                                           78,000
  Accounts payable                                                      266,000               (168,000)(B)                98,000
  Accrued liabilities                                                   592,000                (18,000)(B)
                                                                                                55,000 (C)               629,000
                                                                   -------------                                    -------------
    Total current liabilities                                           941,000                                          810,000



Stockholders' equity:
  Series A 2% Convertible Cumulative Preferred
    Stock, $0.001 par value; 3,000,000 shares authorized;
    3,750 shares issued and outstanding, liquidation
    value $94,000                                                        89,000                                           89,000
  Common Stock, $0.001 par value; 25,000,000 shares
    authorized; 15,331,000 and 13,290,464
    issued and outstanding                                               15,000                                           15,000
Additional paid-in capital                                           23,615,000                                       23,615,000
Accumulated deficit                                                 (18,565,000)               345,000 (D)           (18,220,000)
                                                                   --------------                                   -------------
      Total stockholders' equity                                      5,154,000                                        5,499,000
                                                                   --------------                                   -------------
                                                                   $  6,095,000                                     $  6,309,000
                                                                   ==============                                   =============

                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET

                                   (Unaudited)


The I&M Disposition pro forma adjustments have been made to reflect the following:

(A) Consideration of $400,000 received upon disposition of certain specified assets and substantially all of the liabilities of the Materials business.

(B) Elimination of certain specified assets and substantially all of the liabilities of the Materials business.

(C) Transaction costs associated with the Materials business disposition.

(D) Gain on the Materials business disposition.

                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         Three Months ended May 31, 1999
                                   (Unaudited)

                                                                                 Pro Forma
                                                                                Adjustments
                                                                                 Reflecting             Pro Forma
                                                              Historical       I&M Disposition        As Adjusted
                                                              ----------       ---------------        -----------
Net revenue                                                 $  1,238,000          (1,049,000) (A)     $    189,000
Cost of sales                                                  1,076,000            (734,000) (B)          342,000
                                                           --------------                            --------------
        Gross profit                                             162,000                                  (153,000)
                                                           --------------                            --------------

Operating expenses:
        Marketing and selling                                     24,000             (24,000) (C)                -
        General and administrative                               469,000             (23,000) (D)          446,000
        Research and development                                 183,000                                   183,000
                                                           --------------                            --------------
                      Total operating expenses                   676,000                                   629,000
                                                           --------------                            --------------


Loss from operations                                            (514,000)                                 (782,000)
Interest income (expense), net                                    34,000                                    34,000
Other Expenses                                                    (9,000)                                   (9,000)
Net gain on sales of investment                                        -                                         -
                                                           --------------                            --------------

Net loss                                                        (489,000)                                 (757,000)
Dividends                                                         (1,000)                                   (1,000)
                                                           --------------                            --------------
        Net loss attributable to Common Stock               $   (490,000)                             $   (758,000)
                                                           ==============                            ==============

Net loss per common share                                   $      (0.03)                             $      (0.05)
                                                           ==============                            ==============

 Weighted average common shares used to
    compute basic & diluted net loss per share                14,473,000                                14,473,000
                                                           ==============                            ==============

                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 28, 1999
                                   (Unaudited)

                                                                            Pro Forma
                                                                           Adjustments
                                                                            Reflecting               Pro Forma
                                                         Historical       I&M Disposition           As Adjusted
                                                         ----------       ---------------           -----------

Net revenue                                            $  4,642,000           (4,037,000) (A)     $    605,000
Cost of sales                                             3,463,000           (2,509,000) (B)          954,000
                                                      --------------                              --------------
        Gross profit                                      1,179,000                                   (349,000)
                                                      --------------                              --------------

Operating expenses:
        Marketing and selling                               207,000             (207,000) (C)                -
        General and administrative                        1,604,000              (78,000) (D)        1,526,000
        Research and development                            419,000                                    419,000
                                                      --------------                              --------------
             Total operating expenses                     2,230,000                                  1,945,000
                                                      --------------                              --------------

Loss from operations                                     (1,051,000)                                (2,294,000)
Interest income (expense), net                               14,000                                     14,000
Other Income                                                363,000             (146,000) (F)          217,000
Net gain (write down) on investment                         (15,000)                                   (15,000)
                                                      --------------                              --------------

Net loss                                                   (689,000)                                (2,078,000)
Dividends and accretion                                      (2,000)                                    (2,000)
                                                      --------------                              --------------
        Net loss attributable to Common Stock          $   (691,000)                              $ (2,080,000)
                                                      ==============                              ==============

                                                      --------------                              --------------
Net loss per common share                              $      (0.05)                              $      (0.16)
                                                      ==============                              ==============

Weighted average common shares used to
   compute basic & diluted net loss per share            13,158,000                                 13,158,000
                                                      ==============                              ==============

                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 28, 1998
                                   (Unaudited)

                                                                                           Pro Forma
                                                                                          Adjustments
                                                                                          Reflecting               Pro Forma
                                                                       Historical       I&M Disposition           As Adjusted
                                                                     --------------     ----------------         -------------

Net revenue                                                           $  8,449,000           (7,858,000) (A)     $    591,000
Cost of sales                                                            6,234,000           (5,857,000) (B)          377,000
                                                                     --------------                              -------------
        Gross profit                                                     2,215,000                                    214,000
                                                                     --------------                              -------------

Operating expenses:
        Marketing and selling                                            1,141,000           (1,048,000) (C)           93,000
        General and administrative                                       2,911,000             (489,000) (D)        2,422,000
        Research and development                                         2,669,000           (1,537,000) (E)        1,132,000
                                                                     --------------                              -------------
                 Total operating expenses                                6,721,000                                  3,647,000
                                                                     --------------                              -------------

Loss from operations                                                    (4,506,000)                                (3,433,000)
Interest income (expense), net                                            (350,000)                                  (350,000)
Equity in losses of investee                                                     -                                          -
Net gain on sales of investment                                          1,383,000                                  1,383,000
                                                                     --------------                              -------------

Loss from continuing operations                                         (3,473,000)                                (2,400,000)

Discontinued operations:
        Income (loss) from discontinued operations                      (3,588,000)                                (3,588,000)
        Loss on disposal of discontinued operations                        (78,000)                                   (78,000)
                                                                     --------------                              -------------
                 Income (loss) from discontinued operations             (3,666,000)                                (3,666,000
                                                                     --------------                              -------------


Net loss                                                                (7,139,000)                                (6,066,000)
Dividends and accretion                                                     (2,000)                                    (2,000)
                                                                     --------------                              -------------
        Net loss attributable to Common Stock                         $ (7,141,000)                              $ (6,068,000)
                                                                     ==============                              =============

Basic and diluted loss per common share from
  continuing operations                                               $      (0.27)                              $      (0.18)
Basic and diluted income (loss) per common share from
  discontinued operations                                                    (0.28)                                     (0.28)
                                                                     --------------                              -------------
Net loss per common share                                             $      (0.55)                              $      (0.46)
                                                                     ==============                              =============

Weighted average common shares used to compute
       basic & diluted net loss per share                               13,105,000                                 13,105,000
                                                                     ==============                              =============

                              ORYX TECHNOLOGY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended February 28, 1997
                                   (Unaudited)

                                                                                       Pro Forma
                                                                                      Adjustments
                                                                                      Reflecting              Pro Forma
                                                                 Historical         I&M Disposition          As Adjusted
                                                              --------------       ------------------      --------------
Net revenue                                                    $  6,470,000           (5,807,000) (A)      $    663,000
Cost of sales                                                     4,605,000           (3,864,000) (B)           741,000
                                                              --------------                               --------------
        Gross profit                                              1,865,000                                     (78,000)
                                                              --------------                               --------------

Operating expenses:
        Marketing and selling                                     1,109,000             (978,000) (C)           131,000
        General and administrative                                2,939,000             (625,000) (D)         2,314,000
        Research and development                                  2,157,000           (1,819,000) (E)           338,000
                                                              --------------                               --------------
             Total operating expenses                             6,205,000                                   2,783,000
                                                              --------------                               --------------

Loss from operations                                             (4,340,000)                                 (2,861,000)
Interest income (expense), net                                       10,000                                      10,000
Equity in losses of investee                                        (20,000)                                    (20,000)
Net gain on sales of investment                                           -                                           -
                                                              --------------                               --------------
Loss from continuing operations                                  (4,350,000)                                 (2,871,000)

Discontinued operations:
        Income (loss) from discontinued operations                2,348,000                                   2,348,000
        Loss on disposal of discontinued operations
                                                              --------------                               --------------
             Income (loss) from discontinued operations           2,348,000                                   2,348,000
                                                              --------------                               --------------


Net loss                                                         (2,002,000)                                   (523,000)
Dividends and accretion                                             (10,000)                                    (10,000)
                                                              --------------                               --------------
        Net loss attributable to Common Stock                  $ (2,012,000)                               $   (533,000)
                                                              ==============                               ==============

Basic and diluted loss per common share from
  continuing operations                                        $      (0.41)                               $      (0.27)
Basic and diluted income (loss) per common
  share from discontinued operations                                   0.22                                        0.22
                                                              --------------                               --------------
Net loss per common share                                      $      (0.19)                               $      (0.05)
                                                              ==============                               ==============

Weighted average common shares used to
     compute basic & diluted net loss per share                  10,650,000                                  10,650,000
                                                              ==============                               ==============

              NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)


The pro forma adjustments for the three months ending May 31, 1999 and year ending February 28, 1999 only reflect the operating results of the Materials business except for the gain on the sales of I&M, as the sale of I&M occured on Febuary 27, 1998.

The I&M Disposition pro forma adjustments have been made to reflect the following:

(A)  Reduction in revenues due to the I&M Disposition.

(B)  Reduction in cost of revenues due to the I&M Disposition.

(C)  Reduction in marketing costs due to the I&M Disposition.

(D)  Reduction in general and administrative costs due to the I&M Disposition.

(E)  Reduction in research and development due to the I&M Disposition.

(F)  Reduction in gain resulting from the sale of I&M.

         (c)      Exhibits

                  2.2 Asset Purchase Agreement dated as of June 1, 1999 by and between Oryx Technology Corporation and Oryx Advanced Materials, Inc.

                  99.1     Press Release dated September 2, 1999.




                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 1999            ORYX TECHNOLOGY CORP. (Registrant)


                                   By:  /s/ Mitchel Underseth
                                        ---------------------
                                        Mitchel Underseth
                                        Chief Financial Officer